UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 13, 2015 (November 10, 2015)

(Exact name of registrant as specified in its charter)

Delaware
(State of incorporation)

001-36103 (Commission file number)	04-3536131 (IRS Employer Identification No.)

45 First Avenue Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)
______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On November 10, 2015, the registrant issued via press release earnings commentary and supplemental information for the fiscal quarter ended September 30, 2015. That press release is furnished as Exhibit 99.01 to this current Report on Form 8-K.
The information contained in this current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 7.01. Regulation FD Disclosure
On November 10, 2015, Tecogen Inc., (the "Company") presented the attached slides in an announced conference call. Those slides are being furnished as Exhibit 99.02 to this Current Report on Form 8-K.
The information in this Item 7.01 and Exhibits 99.02 to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits relating to Item 2.02 and Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit        Description
99.01        Press release, dated November 10, 2015, for the third quarter ended September 30, 2015.
99.02        Presentation dated November 10, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECOGEN INC.

By: /s/ David A. Garrison
David A. Garrison
Chief Financial Officer

Dated: November 13, 2015